UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2008

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)          On September 26, 2008, International Rectifier Corporation (the “Company”) reported on Form 8-K that Ilan Daskal was appointed to serve as the Company’s Executive Vice President and Chief Financial Officer effective October 6, 2008, and that Peter B. Knepper will no longer serve as the Company’s acting Chief Financial Officer effective that date.  On October 22, 2008, the Company and Mr. Knepper amended Mr. Knepper’s employment agreement, a copy of which amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference (“Amendment”).  Under the Amendment, Mr. Knepper will be retained as an employee of the Company with the position and title of Vice President-Finance and Accounting reporting to Mr. Daskal until December 31, 2008.  The Amendment provides for no change in Mr. Knepper’s compensation other than the cessation of Mr. Knepper’s future bonus opportunity. The Amendment further provides that the parties may negotiate in good faith a future consulting arrangement following the end of Mr. Knepper’s employment.  The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the actual Amendment.

On April 21, 2008, the Company previously reported on Form 8-K entering into a Consulting Agreement with Pahl Consulting, Inc., the principal of which is Linda Pahl, who also previously served as the Company’s acting Chief Financial Officer, with a term expiring October 16, 2008.  On October 16, 2008, the Company extended the term of that Consulting Agreement by six months pursuant to a certain Amendment No. 1 to Consulting Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.  Except for extending the term, no change was made to the terms of that Consulting Agreement.

Item 9.01.   Financial Statements and Exhibits.

(d)                                                         Exhibits

Exhibit Number	Description

10.1	Amendment Letter Agreement, executed October 22, 2008, between International Rectifier Corporation (the “Company”) and Peter B. Knepper.

10.2	Amendment No. 1 to Consulting Agreement dated October 16, 2008, between the Company and Pahl Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER
CORPORATION

Date: October 22, 2008	By	/s/ Timothy E. Bixler
Timothy E. Bixler,
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Letter Agreement Amendment, executed October 22, 2008, between International Rectifier Corporation (the “Company”) and Peter B. Knepper.

10.2	Amendment No. 1 to Consulting Agreement dated October 16, 2008, between the Company and Pahl Consulting, Inc.